EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Announces Debt Financing

Las Vegas, NV and Vancouver, B.C., CANADA (Newsfile Corp. – October 25, 2024) – Body and Mind Inc. (CSE: BAMM, OTC Pink: BMMJ) (the “Company” or “BaM”), a multi-state operations-focused cannabis company, is announcing entry into a credit facility agreement (the “Credit Facility”) with Bengal Catalyst Fund, LP (“Bengal” or “Lender”) for up to US$2.3 million, which is intended to be fully drawn down.

“The credit facility agreement gives the company flexibility to accomplish its near-term objectives of rationalizing its asset base and protecting shareholder value, which includes supporting the development of its in-process dispensary projects in Illinois and New Jersey,” stated Michael Mills, CEO of Body and Mind. “Additionally, when we sold our Ohio dispensary, we negotiated a US$2.5 million contingent payment should a second retail license be awarded and subsequently opened. We are pleased to see the acquiror of such Ohio dispensary in process on developing a second dispensary and we now believe, but cannot guarantee given inherent uncertainties in these processes, that we should receive the US$2.5 million cash payment in early 2025.”

Credit Facility

Any funds drawn on the Credit Facility bear interest at 18% per annum, paid monthly and funds loaned are subject to an original issuer discount (the “OID”) at a rate of five percent (5.0%) of the principal amount of each Loan. The maturity date is 2 years from the first day any monies are borrowed and the US$2.3 million is available to be borrowed up to 1 year from execution of the Credit Facility. Until the maturity date, the Company is only obligated to make monthly interest payments and the Company has the right to prepay any amount prior to the maturity date. The Company has an obligation to make loan repayments from any key asset sale. In conjunction with the Credit Facility, the Company has also amended the convertible debentures (the “Convertible Debentures”) previously issued to BAM I, a series of Bengal Catalyst Fund SPV, LP, Mindset Value Fund LP and Mindset Value Wellness Fund LP (together with Bengal, the “Lenders”), whereby the Convertible Debentures interest rate has been modified to 15% per annum, half paid in cash and half paid in kind. The payment in kind is calculated by increasing the principal amount of the Note in an amount equal to the accrued paid in-kind interest. The Lenders have waived the requirement of a Form S-1 registration statement for the shares underlying the Convertible Debenture for 22 months. The Company has executed a security agreement for the Credit Facility and the Convertible Debentures which rank pari passu so the Convertible Debentures that were previously unsecured are now secured, with priority payment on the Credit Facility. The Credit Facility has additional customary lending terms and the descriptions of the Credit Facility and associated agreements herein are qualified in their entirety by the text of such agreements, which will be posted to EDGAR and SEDAR+ as required by applicable securities laws.

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The Company will issue 1,322,281 shares to the sellers of Canopy Monterey Bay in conjunction with previously disclosed transaction commitments. See press news releases dated Dec. 1, 2021, and June 21, 2022

Bengal and its related entities are a “related party” of the Company, and accordingly, Bengal’s participation in the Credit Facility and the amendment to the Convertible Debentures constitutes a “related party transaction” within the meaning of Multilateral Instrument 61-101 (“MI 61-101”). The Company is relying on the exemption from the formal valuation requirement set out in Section 5.5(b) of MI 61-101 on the basis that no securities of the Company are listed or quoted on any of the prescribed exchanges set out therein. The Company is relying on the exemption from the minority approval requirement set out in Section 5.7(1)(e) of MI 61-101. Each of the directors of the Company, other than Joshua Rosen who abstained, is an “independent director” (as determined in accordance with MI 61-101) in respect to the Credit Facility and amendment to the Convertible Debentures and the board of directors, acting in good faith, determined that the Company is in serious financial difficulty, that the Credit Facility and amendment to the Convertible Debentures is designed to improve the financial position of the Company, and that the terms of the Credit Facility and amendment to the Convertible Debentures are reasonable in the circumstances of the Company. The Company did not file a material change report 21 days prior to the expected closing of the Credit Facility and amendment to the Convertible Debentures as the structure of the transaction had not been confirmed at that time.

About Body and Mind Inc.

BaM is an operations-focused cannabis company which operates retail cannabis dispensaries in California and Illinois, and pending retail operations in Illinois and New Jersey. We work daily to increase our market share through delighting customers while also continuing to hone our operational efficiencies to drive profits. We are primarily guided by the metric of return on investment. Currently, we believe the most significant return on investment projects in front of us are successful retail cannabis store launches in Illinois and New Jersey, which augment our existing retail footprint.

About Bengal Impact Partners

Bengal Impact Partners, LLC, ("Bengal Capital") is an alternative asset manager, dedicated investor, and strategic advisory firm within the cannabis industry. Bengal's principals are experienced investors, risk managers, and operators with significant hands-on experience leading and supporting cannabis companies.

Please visit www.bodyandmind.com for more information.

Instagram: @bodyandmindBaM

Twitter: @bodyandmindBaM

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For further information, please contact:

Company Contact:

Michael Mills

CEO

Tel: 800-361-6312

ir@bodyandmind.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

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